UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2004

CURATIVE HEALTH SERVICES, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	000-50371 (Commission File Number)	51-0467366 (I.R.S. Employer Identification No.)

150 Motor Parkway
Hauppauge, New York 11788-5145
(Address of principal executive offices)

(631) 232-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On April 6, 2004, Curative Health Services, Inc. issued a press release announcing its plans to offer approximately $185 million of senior unsecured notes due 2011 in a private placement (Rule 144A offering), exempt from the registration requirements of the Securities Act of 1933, as amended. The offering of the senior unsecured notes, which is subject to market and other conditions, will be made within the United States only to qualified institutional buyers and outside the United States to non-U.S. investors. The senior notes have not been and will not be registered under the Securities Act or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. This report shall not constitute an offer to sell or a solicitation of an offer to buy the senior unsecured notes. The press release, attached as Exhibit 99.1, is filed and incorporated in this report.

The preliminary offering memorandum we are using in connection with the note offering contains certain information that has not been publicly reported previously. We have elected to provide for informational purposes excerpts from the preliminary offering memorandum and certain other information. Accordingly, the information set forth in the attached Exhibit 99.2 is filed and incorporated in this report.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This report and the exhibits to it contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Factors that might cause such differences include, but are not limited to, risks associated with our pending acquisition of Critical Care Systems, Inc. including, but not limited to, completion of financing and other associated conditions, uncertain market conditions that the proposed note offering and expansion of the Company's credit facility are subject to, integration risks and costs, risks of client retention, risks associated with the operations of the acquired business, as well as risks in our current businesses such as the termination or non-renewal of a material number of contracts, an inability to obtain new contracts, changes in the government regulations relating to the Company's Specialty Pharmacy Services or Specialty Healthcare Services business units, changes in the regulations governing third party reimbursements for the Company's services, manufacturing shortages of products sold by Curative's Specialty Pharmacy Services business unit, and the other risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission.

Certain of these factors are in addition to the risks described in the "Risk Factors" sections and other portions of the filings we have made with the SEC and described in the excerpts from the preliminary offering memorandum included in Exhibit 99.2 to this report. Most of these factors are beyond our control. We caution you that forward-looking statements are no guarantees of future performance and that actual results or developments may differ materially from those projected in these statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit 99.1	Press Release from Curative Health Services, Inc., dated April 6, 2004.
Exhibit 99.2	Excerpts from Preliminary Offering Memorandum and Other Information.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2004

CURATIVE HEALTH SERVICES, INC.
By:	/s/ THOMAS AXMACHER
	Name:	Thomas Axmacher
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release from Curative Health Services, Inc., dated April 6, 2004.
99.2	Excerpts from the Preliminary Offering Memorandum and Other Information